PROXY.DOC                          10
                             UNITED STATES
                  SECURITIES AND EXCHANGE
                  COMMISSION
                        Washington, D.C. 20549
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [
]

Check the appropriate box:
[  ] Preliminary Proxy Statement [      ]   Confidential, for Use
of
the Commission Only (as
[X]                         Definitive Proxy Statementpermitted by
Rule 14a6(e)(2))
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a11(c) or Rule 14a
12
                      CFC International, Inc.
          (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)
Payment of Filing Fee (Check the appropriate box):
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6(i)(1) and 011.
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  pursuant to Exchange Act Rule 011 (Set forth
  the amount on which the filing fee is calculated and state how it was determined):


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5)Total fee paid:


[   ]     Fee paid previously with preliminary materials.
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   by registration statement number, or the Form or Schedule and the
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1)Amount Previously Paid:

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No.:

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4)Date Filed:





                        April 1, 1998




Dear Stockholder:


  You are cordially invited to attend the Annual Meeting of Stockholders of CFC International, Inc. to be held at the University of Chicago, Graduate School of
Business, The Conference Center, 450 North Cityfront Plaza Drive, Chicago, Illinois on Monday, April 27, 1998 at 1:00 p.m. Central Time.
  We remain very optimistic about our business. I remain hopeful about and dedicated to growth through acquisition, without dilution. These are, indeed, exciting times at CFC International.
  The election of directors and related matters are more fully described in the enclosed Proxy Statement. Please read the Proxy Statement closely and mark, date, and sign the enclosed proxy and return it in the enclosed envelope, which does not require postage if mailed in the United States.


                                     Sincerely,
                                     Roger F. Hruby
                                     Chairman of the Board,
                                     Chief  Executive
                                     Officer, and President




                    YOUR VOTE IS IMPORTANT
        Please Sign, Date, and Return Your Proxy Card



      500 State Street, Chicago Heights, Illinois  60411
           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       April 27, 1998

  You are cordially invited to attend the annual meeting of stockholders of CFC International, Inc., which will be held at the University of Chicago, Graduate School of Business, The Conference Center, 450 North Cityfront Plaza Drive, Chicago, Illinois on April 27, 1998 at 1:00 p.m. Central Time, for the following purposes:

1.   To elect directors; and
2. To transact such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on March 20, 1998 are entitled to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at Harris Trust & Savings Bank, 311 West Monroe, 14th Floor, Chicago, Illinois for a period of ten days prior to the meeting.
A proxy statement and a proxy card solicited by the Board of Directors are enclosed herewith. It is important that your shares be represented at the meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.




                                   Dennis W. Lakomy
                                     Vice   President,
Chief Financial Officer,
                                   Treasurer, and Secretary
Chicago Heights, Illinois
April 1, 1998

      YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED
          PROXY AND RETURN IT PROMPTLY.  THE PROXY IS
            REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                    CFC INTERNATIONAL, INC.
                        PROXY STATEMENT
                ANNUAL MEETING OF
                STOCKHOLDERS
                        April 27, 1998

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CFC International, Inc. (the Company) of proxies for use at the annual meeting of stockholders of the Company to be held at the University of Chicago, Graduate School of Business, The Conference Center, 450 North Cityfront Plaza Drive, Chicago, Illinois at 1:00 p.m. Central Time, on Monday,
April 27,  1998,  and  at  any postponement   or
adjournment  thereof.   Proxies   properly
executed and returned in a timely manner will be voted at the meeting in accordance with the directions noted
thereon.   If no direction is indicated, they will be voted
for the election of  the  nominees  named  herein as
directors, and on other matters presented for a vote in accordance with the judgment of the persons acting under
the proxies.   Any  stockholder giving  a proxy may revoke
it at any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a laterdated proxy.

  The Companys principal executive offices are located at
500 State  Street,  Chicago  Heights, Illinois  60411
(telephone: 708/8913456).  This Proxy Statement is dated
April 1, 1998 and it is expected that proxy materials will be mailed to stockholders beginning on or about that date.

             SHARES OUTSTANDING AND VOTING RIGHTS
Only stockholders of record at the close of business on March 20, 1998 are entitled to vote at the annual meeting of stockholders. The Companys only outstanding voting stock is its common stock, par value $.01 per share (the Common Stock), of which 4,024,258 shares were outstanding as of the close of business on March 20, 1998. Each share of Common Stock is entitled to one vote.

Election of each director requires the affirmative vote of the holders of a plurality of the shares of the
Companys Common Stock present in person or represented by proxy and entitled to vote at the meeting. In general,
approval of  any other   matter  submitted  to  the
stockholders   for   their consideration requires the
affirmative vote of the holders  of a
majority of the shares of the Common Stock present in person or represented by proxy. Abstentions, directions to withhold authority, and broker nonvotes are counted as
shares  present in   the   determination  of  whether  the
shares  of   stock represented  at the meeting constitute a
quorum.  Abstentions, directions to withhold authority, and
broker nonvotes are not counted   in  tabulations  of  the
votes cast on proposals presented to stockholders. Thus, an abstention, direction to withhold authority, or broker nonvote with respect to a matter has the same legal effect as a vote against the matter. An automated system administered by the Companys transfer agent will tabulate the votes.

                     ELECTION OF DIRECTORS
Six directors are to be elected at the meeting. The Board of Directors has designated the persons named below as nominees for election as directors for a term expiring at
the annual  meeting of stockholders in 1999.   All of the
nominees are serving as directors as of the date of this Proxy Statement.

  The six nominees for director receiving the vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to
vote at the meeting   will  be  elected.   Unless  otherwise
instructed, properly executed proxies that are returned in a timely manner will be voted for election of the six nominees. If, however, any of the nominees should be unable or should fail to act as a nominee by virtue of an unexpected occurrence, the proxies will be voted for such other person as will be determined by the holders of the proxies in their discretion, or the Board of Directors may make an appropriate reduction in the number of directors to be elected.

Biographical information concerning the six nominees is presented below:

  Roger F. Hruby, age 63, has been a director of the Company since its formation. Currently, Mr. Hruby also serves as the Companys Chairman of the Board, Chief
Executive Officer, and President.   Prior  thereto, Mr.
Hruby was the President and Chief Operating Officer of the Companys predecessor, Bee Chemical, from 1977 until the sale of that company to Morton Thiokol, Inc. in 1985, at which time Mr. Hruby also became its Chief Executive
Officer.   Mr.  Hruby  also  organized   the formation of
Bee Chemicals Japanese joint venture in 1970 and supervised its growth from a startup venture to a significant manufacturing company with annual sales in excess of
$40 million.   In  1986,  Mr.  Hruby  formed  the  Company,
which purchased Bee Chemicals specialty transferable solid coatings division from Morton Thiokol and has been Chairman of the Board and Chief Executive Officer of the Company since the date of its incorporation. Mr. Hruby has been involved in the specialty chemical industry since 1958. Mr. Hruby earned a bachelors degree in chemistry from North Central College and a Masters of Business
Administration from  the  University  of Chicago.   Mr.
Hruby was President of the Company from its inception until June 1995, and has held the office of President since January 1998.

William G. Brown, age 55, has been a director of the Company since  August 1995.  Mr. Brown currently is a partner of
Bell, Boyd  & Lloyd, Chicago, Illinois, counsel to the
Company.        He
is  also  a  Director of the MYR Group Inc.,  Medicus
Systems
Corporation,  Managed  Care Solutions, Inc.,  and
Dovenmuehle Mortgage, Inc.

  Robert  B. Covalt, age 66, became a director of the
Company in             August 1997.  Mr. Covalt has been
Chief Executive  Officer
of  Sovereign  Specialty Chemicals, Inc.  since  1996.
Prior
thereto,   he   served  in  several  capacities  with
Morton
International, Inc., a salt and specialty chemicals company, most recently as Executive Vice President and President of the Specialty Chemicals Group.

  Dennis W. Lakomy, age 53, has been a director of the Company since August 1995. Mr. Lakomy also is Vice
President,  Chief Financial  Officer, Secretary, and
Treasurer of  the  Company. He
joined Bee Chemical in 1975 and served as Vice President and Controller of that company from 1982 until cofounding
CFC with Mr. Hruby in1986. Mr. Lakomy earned a bachelors degree in accounting from Loyola University of Chicago and a Masters of Business Administration from the University of Chicago.

  Richard Pierce, age 59, became a director of the Company
in August 1995. Before becoming a director, Mr. Pierce
served  as an   Advisory Director of the Company in 1991.
He currently is
the Managing Director of the Chicago office of Russell Reynolds Associates, Inc., an executive recruiting firm, which he joined in 1976.

  David D. Wesselink, age 55, became a director of the
Company in       August
1995.  Before becoming a director,  Mr.  Wesselink
served as an Advisory Director of the Company since 1992.
He
was Chief Financial Officer of Advanta Corporation, a
consumer credit company, from 1993 until March 1998.  Prior
thereto, he served  in several capacities with Household
International,  a consumer  and commercial financial
services company, including Chief   Financial  Officer,
Treasurer  and  Vice   President, Research and Development.

    The Board of Directors unanimously recommends that the
                       stockholders vote
   FOR the election of each of the nominees for director.

Meetings and Committees of the Board
  The  three standing committees of the Board of Directors
of the   Company  are  the  Audit  Committee,  the  Stock
Option Committee, and the Compensation Committee, the functions and membership of which are described below. The Board of Directors does not have a standing nominating
committee.   The Board  of  Directors  held  six meetings
and  acted  once  by unanimous written consent in 1997.

  The    Audit    Committees   functions    include
making recommendations to the Board of Directors on the
selection  of the  Companys  independent auditors,
reviewing  the  overall scope of the independent auditors
examination, reviewing  the proposed  annual financial
statements of the Company with  the independent  auditors
and reporting a summary  of  the  Audit Committees
conclusions  to  the  Board  of  Directors;   and reviewing
the  Companys  internal  controls  and  accounting policies
with the independent auditors and certain officers of the
Company.        The  Audit  Committee  currently  consists
of
Messrs. Brown, Pierce, and Wesselink.

  The   Stock   Option  Committee  is  responsible   for
the
administration and interpretation of, and the granting of options under the CFC International, Inc. Stock Option Plan (the Stock Option Plan) and the CFC International,
Inc. Stock   Purchase   Plan  (the  Stock  Purchase   Plan
and, collectively with the Stock Option Plan, referred to as the Employee Plans). Messrs. Pierce and Wesselink currently are the members of the Stock Option Committee.
  The Compensation Committee is responsible for approving all employment contracts with, and salaries of, officers
of  the Company.   The Compensation Committee also is
responsible for all bonuses, other payments, plans (other than the Employee Plans), programs, and benefits for the Companys officers. Messrs. Hruby and Pierce currently comprise the Compensation Committee.
  Nominations for election of directors are made by the Board of Directors and, pursuant to the Companys bylaws, may be made by a committee appointed by the Board or by any stockholder entitled to vote in the election of directors. See Submission of Stockholder Proposals for the 1999 Annual Meeting for procedures with respect to
nominations   by stockholders.
  During 1997, the Stock Option Committee held two meetings, the Audit Committee held two meetings and the Compensation Committee met once. In 1997, during the time each director served in such capacity, no director attended less than 75% of the aggregate of all meetings of the Board and all meetings held by committees of the Board on which such director served.
Other Matters
  Management knows of no other matters to be brought before the annual meeting other than those described above. If any other business should come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares in accordance with their best judgment on any such matter.

                   PRINCIPAL STOCKHOLDERS
  The  following  table  sets forth, as  of  March  20,
1998, certain information regarding the beneficial ownership of  the Companys Common Stock by each person known by the
Company  to be  the  beneficial  owner of 5% or more  of
the  outstanding Common  Stock,  by  each director, nominee
for director, and Named Executive Officer (as defined below), and by all directors and executive officers as a
group.  As of such date, there   were  127  record  holders
and  approximately   1,100 beneficial  holders  of Common
Stock and 4,024,258  shares  of Common Stock outstanding.
                                         Shares Beneficially
                                                Owned
          Name(1)                           Number(2)Percent
     Roger F. Hruby (3)                      2,416,67160.1
     Dennis W. Lakomy                        322,402  8.0
     William G. Brown (4)                    162,069  4.0
     Robert B. Covalt                              _   _
     Richard Pierce                            6,000  *
     David D. Wesselink                        6,000  *
     RFH Investments, LP (5)                 964,394
24.0
     T. Rowe Price Associates (6)            212,800
5.3
     Royce Associates, Inc.(7)               292,900
7.3
     Fidelity Management & Research Co.(8)   252,000
6.3
     All directors and executive officers as a group
       (6 persons) (3)(4)
2,443,64261.0
___________
* Represents less than 1% of the outstanding Common Stock.
(1)     Unless otherwise indicated, the address of all of
  the persons  named or identified above is c/o CFC
  International, Inc., 500 State Street, Chicago Heights,
  Illinois  60411.
(2)     The  numbers and percentages of shares shown above
  as owned by the directors, Named Executive Officers, and
  by all directors and executive officers as a group assume
  in  each case  that  currently  outstanding  stock
  options  covering shares of Common Stock that were
  exercisable within 60  days of March 20, 1998 had been
  exercised by that person or group as  follows:  (i) Dennis
  W. Lakomy  4,865; (ii) William  G. Brown    5,000;  (iii)
  Robert B. Covalt  0;  (iv)  Richard Pierce    5,000; (v)
  David D. Wesselink   5,000;  and  all directors and
  executive officers as a group (including  such
  individuals)  19,865.
(3)     Includes 964,394 shares of Common Stock owned  by
  RFH Investments, LP, a limited partnership of which Mr.
  Hruby is the  managing  general partner (and  of  which
  all  of  the partners  are  members of Mr. Hrubys
  immediate  family  or trusts for the benefit of such
  family members), but does not include 518,170 shares of
  Class B Common Stock owned by  RFH Investments, LP.  The
  shares of Common Stock shown above  as beneficially owned
  by Mr. Hruby also include 469,500  shares of  Common Stock which Mr. Lakomy and members of Mr. Browns family
  beneficially owned immediately after  the  Companys
  initial  public  offering of common stock in November
  1995, which  they  still hold, and for which Mr.  Hruby
  holds  an irrevocable  voting proxy.  In addition to the
  Common  Stock set  forth  in the table above, Mr. Hruby
  owns an option  to purchase 534 shares of the Companys
  Voting Preferred  Stock with  an  exercise  price of $500
  per  share.   The  Voting Preferred Stock is entitled to
  1,000 votes per share on  all matters to be voted upon by
  the Companys stockholders.
(4)    Includes 157,067 shares of Common Stock which are
  owned by the William Gardner Brown 1993 GST Trust, a trust for the benefit of Mr. Browns family and of which Mr.
  Brown is  not a  beneficiary  nor  is  he, or a member  of his  immediate family, a trustee.
(5)    RFH Investments, LP also owns 518,170 shares of Class
  B Common  Stock,  which  is substantially  equivalent  to
  the Common  Stock in all respects except that the Class B
  Common Stock generally is not entitled to vote on any matters submitted to a vote of the Companys stockholders and  not included in shares owned.
(6)      The  number  of  shares  of  Common  Stock  shown
  as beneficially  owned  is derived from a  Schedule  13G
  dated February 12, 1998 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholders address is 100 E. Pratt Street, Baltimore,
  Maryland  21202.
(7)      The  number  of  shares  of  Common  Stock  shown
  as beneficially  owned  is derived from a  Schedule  13G
  dated February 5, 1998 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholders address is 1414 Avenue of the Americas, New
  York, New  York 10019.
(8)      The  number  of  shares  of  Common  Stock  shown
  as beneficially  owned  is derived from a  Schedule  13G
  dated December 30, 1997 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholders address is 82 Devonshire Street, Boston, Massachusetts 021093614.
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  The  directors  and executive officers of  the  Company
  and
persons who own more than 10% of the common stock are
required to  report  their  transactions in the  Common
Stock  to  the Securities  and Exchange Commission and the
Company  within  a
specified period following a transaction. Based solely on
its review  of copies of such reports received by it, the
Company believes that during 1997 all such reporting obligations applicable to its executive officers, directors, and  greater than 10% stockholders were complied with.
                   MANAGEMENT COMPENSATION
  The  following  table  provides certain summary
information concerning  the compensation paid or accrued
during the year ended December 31, 1997 to the Companys Chief Executive Officer and to each of the other executive officers of the Company who received compensation in excess of $100,000 during the  last  fiscal year (the Named
Executive Officers).   The Company  does not have a
restricted stock award program  or  a longterm incentive
plan.
                 Summary Compensation Table
                                               LongTerm
                                              Compensation
                              Annual Compensation
Awards
                                        Other  Securities
                                        Annual UnderlyingAll
                                        Ot
her
Name and Principal
SalaryBonusCompensationOptions/SARs Compensation
  Position              Year  ($)    ($)         ($)      (#)
($)*
Roger F. Hruby         1997329,240                   3,000
 Chairman of the Board and   1996285,00028,50024,000(1)
3,000
        Chief Executive Officer     1995282,08828,500
3,000
Robert J. DuPriest     1997181,500            21,354  3,000
 President and Chief   1996181,50018,1506,727(2)10,000  3,000
 Operating Officer     1995165,00051,150523(2)         3,300
Dennis W. Lakomy       1997165,375            19,458  3,000
 Vice President, Chief Financial   1996165,375  16,537
3,000
Officer, Treasurer, and Secretary       1995  157,500 15,750
                  3,000
___________
* Reflects matching contributions made by the Company
pursuant
  to the Companys contributory retirement savings plan, which covers eligible employees who qualify as to age and
  length of  service.   Under  the plan, the Company  makes
  matching contributions equal to 50% of the first 4% of the employees income that the employee contributes.
(1)     A  $1  million life insurance policy on Mr. Hruby
  was paid for by the Company during 1996, with Mr. Hrubys
  estate as the beneficiary. The amount shown above was the premium paid for such policy. The policy was not renewed  during 1997.
(2) In connection with Mr. DuPriests exercise of options covering 31,414 shares of Common Stock on November 24,
  1995, the  Company loaned him $81,838 for the payment of
  taxes  on the  gain realized upon the exercise of those
  options.   The Company loaned Mr. DuPriest another $28,715
  to pay the final estimated  taxes due on January 15, 1996.
  The loan  accrues no  interest  and  is due on January 31,
  2001.   The  amount shown  above represents taxable income
  from imputed interest in accordance with Internal Revenue Service requirements. The loan was paid back on January
  13, 1998 when Mr. DuPriest left  the  Company and the
  Company repurchased  all  of  the shares owned by Mr.
  DuPriest.
The following table sets forth individual grants of stock options made to the Named Executive Officers during 1997:
               Option Grants In Last fiscal Year
                                              Potential Realizable
                                                Value at Assumed
                         Percent of Total    Annual Rates of Stock
                         Options GrantedExercisePrice Appreciation
                 Date ofOptionsto Employeesor Base Expiration
for Option Term (2)
                  Grant Granted  in Fiscal Year  Price (1)  Da
te                              5%           10%
Roger F. Hruby        _    _     _      _       _      _     _
Robert J. DuPriest     2/17/9721,354   24.5%$12.752/17/07$171,
225       $433,918
Dennis W. Lakomy  2/17/9719,45821.4   $12.752/17/07136,778395,
391
___________
 (1)   Under the Stock Option Plan, the exercise price must be
  the fair market value of the Common Stock on the date of grant and the options granted generally become exercisable as to onefourth of the grant on each of the first, second, third, and fourth anniversary of the date of grant.
(2) These amounts represent certain assumed annual rates of appreciation calculated from the exercise price, as required by the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of
  the  Common  Stock.   There can be  no  assurance  that  the
  amounts reflected in this table will be achieved.

Option Exercises and YearEnd Valuation
  The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options and/or stock appreciation rights (SARs) during 1997 and unexercised options and SARs held on December 31, 1997:

        Aggregate 1997 Option/SAR Exercises And Values

                              Number of SecuritiesValue of Une
xercised
                            Underlying Unexercised IntheMon ey
Options/
             Shares AcquiredValue       Options/SARs at
12/31/97 SARs at 12/31/97*
               on ExerciseRealizedExercisableUnexercisableEx
ercisable     Unexercisable
Name               (#)      ($)     (#)     (#)     ($)    ($)
Roger F. Hruby
Robert J. DuPriest                     2,500   28,854 2,200

Dennis W. Lakomy                       19,458
___________
* This column indicates the aggregate amount, if any, by which the market value of the Common Stock on December 31, 1997 exceeded the options exercise price and is based on the closing per share sale price of the Common Stock on such date of $11.75 as quoted on the Nasdaq National Market.

Directors Compensation
  Directors of the Company who are not employees of the Company are paid $1,500 for each board meeting attended and $750 for each board committee meeting attended which is not held on the same day as a board meeting, but are not paid an annual retainer. Directors of the Company who are also employees of the Company are not paid any compensation for serving as directors.

  Upon the closing of the Companys initial public offering of Common Stock (the IPO), each of the Companys
nonemployee directors,   Messrs.   Brown,  Pierce  and
Wesselink,   were automatically granted, pursuant to the CFC
International, Inc. Directors Stock Option Plan, a onetime option covering 10,000 shares of Common Stock. Each of the options has a term of ten years and a per
share exercise price of  $9.50.                      The
options become exercisable as to onefourth of the grant on each of the first, second, third, and fourth anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation
  Until  August 1995, Mr. Hruby, the Companys Chief
  Executive
Officer,  approved  the  terms  of  the  compensation  of
the Companys  executive officers.  In August 1995, the
Companys Board  of Directors formed a Compensation
Committee, which  is currently  comprised  of  Messrs.
Hruby  and  Pierce,   which determines   the  compensation
of  the  Companys
executive
officers in the future.

  In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the
captions   Report   of   the  Compensation   Committee
and
Performance Graph will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended (the Exchange Act).

             REPORT OF THE COMPENSATION COMMITTEE
 The compensation of the Companys executive officers is generally determined by the Compensation Committee of
the Board  of  Directors.   The Compensation  Committee
currently consists  of  two  directors of the  Company.
The following report with respect to certain compensation paid or awarded to the Companys executive officers during 1997 is furnished by the directors who then comprised the Compensation Committee.

General Policies
  The Companys compensation program is intended to enable
to the Company to attract, motivate, reward, and retain the management talent required to achieve corporate objectives in a
highly   competitive   industry,  and   thereby   increase
stockholder  value.   It is the Companys  policy  to
provide incentives to its senior management to achieve both shortterm and longterm objectives. To attain these objectives, the Companys executive compensation program is composed primarily of a base salary, bonuses, and stock option grants.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction for federal income tax purposes of certain compensation paid by any publicly held corporation to its chief executive officer and its four other highest compensated officers to $1 million per each such executive (the $1 million cap). The compensation currently paid to the Companys executive officers, including pursuant to the Employee Plans, is not expected to exceed the $1 million cap. See Cash Compensation.

Cash Compensation
  Base  salaries  for executive officers are determined  by
a subjective    assessment    of   the    executive
officers
responsibilities  and  position within the  Company,  and
the performance  of  the  executive officer.   Base
salaries  are reviewed  annually and from time to time by
the  Compensation Committee  and adjusted appropriately.
Prior to the  creation
of   the  Compensation  Committee,  Mr.  Hruby  reviewed
base salaries  annually and adjusted them as appropriate.
In  1995 and  1996  bonuses  were  a  part  of  the
Companys               general
executive compensation structure. The Company did not meet its targeted performance expectations during1997.
As  a
result, none of the Companys executive officers received a bonus for 1997.

Stock Options
  Options may be granted to executive officers, as well as other employees of the Company, upon joining the Company and each year thereafter under the Employee Plans.
Options  are granted  to  executive  officers taking into
account                factors
including  salary, position, and responsibilities.   In
1997,
the Stock Option Committee granted options to purchase 76,110 shares of Common Stock pursuant to the Stock Option Plan and options to purchase 14,816 shares of Common Stock pursuant to the Stock Purchase Plan.

Chief Executive Officer Compensation
  During 1997, the Companys most highly compensated executive officer was Roger F. Hruby, Chairman and
Chief Executive Officer of the Company since the date of its incorporation. Prior to the creation of the Compensation Committee, Mr. Hruby determined his annual compensation using the same criteria used to determine compensation levels for other corporate officers and was based on
his assessment  of  his               overall
performance and on information regarding awards made by similar companies. Following the creation of the Compensation Committee, the Compensation Committee
reviewed  Mr.          Hrubys
compensation arrangements using the same criteria that it uses to determine compensation levels for other corporate officers. No specific weighting was assigned to these factors. Based on its review, the Compensation Committee believes that Mr. Hrubys experience, dedication and knowledge have been of vital importance to the successful and ongoing growth of the administration and
operations  of  the  Company.         In      the
Compensation  Committees  view,  Mr.  Hrubys   fiscal   1997
compensation  package reflects an appropriate balance  of
(i)
the Companys performance in fiscal 1997, (ii) Mr. Hrubys own performance level, and (iii) competitive standards.
Mr.
Hrubys compensation typically consists of base salary and bonus.
                                      Compensation
Committee
Members
                                        Richard Pierce
                                        Roger F. Hruby

                      PERFORMANCE GRAPH
  The following graph compares the percentage change in the cumulative total returns on the Companys Common Stock, the Nasdaq Composite Index, and the S&P Chemical Composite Index (assuming reinvestment of any dividends) for the period beginning on November 16, 1995, the effective date of the registration of the Common Stock under Section 12 of the
Exchange Act, and ending on December 31, 1997, the last day of the Companys 1997 fiscal year.
                Comparison of Cumulative Return
  vs. Nasdaq Composite and S&P Chemical Composite Indices*

                                  1995       1996       1997
  Company/Index Name          11/1612/29  6/28 12/31 6/30
12/31
CFC International, Inc.      $100.00$90.79$171.05$118.42
$102.63$123.68
Nasdaq Composite Index        100.00100.73113.46123.61138.071
50.35
S&P Chemical Composite Index       100.00
104.49116.29127.891 50.13
152.50
___________
* Assumes $100 invested on November 16, 1995 in the Companys Common Stock, the Nasdaq Composite Index, and the S&P Chemical Composite Index. Historical results are not necessarily indicative of future performance.

                    CERTAIN TRANSACTIONS
  Mr. Robert J. DuPriest was the Companys President and
Chief Operating Officer from June 1995 until January 1998, when he left the Company. In connection with Mr.
DuPriests exercise of options covering 31,414 shares of Common Stock on November 24, 1995, the Company loaned him
$81,838 for the payment of a portion of the taxes on the gain realized upon the exercise of those options.
Additionally, on January 15, 1996, the Company loaned  Mr.
DuPriest an additional $28,715 for the payment of the remainder of the taxes on the gain realized upon the exercise of those options. The loan was paid back on January 13, 1998 when Mr. DuPriest left the Company and the Company repurchased all the shares owned by Mr.
DuPriest at that time.

            APPOINTMENT OF INDEPENDENT ACCOUNTANTS
The Board of Directors, pursuant to the recommendation of the Audit Committee, has selected the accounting firm of Price Waterhouse LLP to serve as the independent accountants of the Company for its current fiscal year ending December 31, 1998. Price Waterhouse LLP has served as the Companys independent auditors since 1986. Representatives of Price Waterhouse LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

                    SOLICITATION OF PROXIES
Proxies  will be solicited by the Board of Directors through
the  use  of  the  mail.   Proxies may also  be  solicited
by directors, officers, and a small number of other employees of the Company personally, or by mail, telephone, facsimile, or otherwise, but such persons will not be compensated for such services.
Brokerage   firms,  banks,  fiduciaries,   voting
trustees, or other nominees will be requested to forward the soliciting material to the beneficial owners of stock held of record by them, and the Company has hired
Proxy Services Corporation to coordinate the solicitation of proxies by and through such holders for a fee of approximately $1,000 plus expenses.
The entire cost of the Board of Directors solicitation will be borne by the Company.

    SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL
                            MEETING
  In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 1999 Annual Meeting must do so no later than December 2, 1998. Any such proposal should be submitted in writing to
the Secretary of the Company at   is  principal  executive
offices.   Upon  submitting   a proposal,  the  stockholder
shall provide the Company with a written notice which includes the stockholders name and address, the number of shares of Common Stock that such stockholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                           GENERAL
  It  is important that proxies be returned promptly.  If
you are unable to attend the meeting, you are urged,
regardless of the         number of shares owned, to date,
sign, and return without
delay your proxy card in the enclosed addressed envelope.

                                By  Order  of  the  Board
of Directors
                              Dennis W. Lakomy
                               Vice President, Chief
Financial Officer,
                              Treasurer, and Secretary


REVOCABLE                CFC INTERNATIONAL, INC.
REVOCABLE
PROXY
PROXY
             This Proxy is Solicited by the Board of Directors for The Annual Meeting of Stockholders on April 27, 1998 _ 1:00 p.m.
     The undersigned hereby appoints Roger F. Hruby or Dennis W. Lakomy, or either of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of CFC International, Inc. (the Company) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on April 27, 1998, at 1:00 p.m., at the University of Chicago, Graduate School of Business, The Conference Center, 450 North Cityfront Plaza Drive, Chicago, Illinois, and at any and all postponements and adjournments thereof, as follows:
     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the Nominees listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
             Check here if you plan to attend the Annual Meeting.
    PLEASE MARK, SIGN, DATE, AND MAIL THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.
               (Continued and to be signed on reverse side.)





                          CFC INTERNATIONAL, INC.
 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[
]

1.Election of           ForWithhold    For All except Nominee(s)
written
Directors_             below
Nominees:  Roger F.
Hruby, William G.                    Nominee Exception
Brown,  Robert B.
Covalt, Dennis W.
Lakomy, Richard
Pierce, and David D.
Wesselink
2.In their discretion,                The Board of Directors
recommends
on such other          a vote FOR the Nominees listed.
business as may                      The undersigned acknowledges
properly come before   receipt from the Company prior to the
execution
the meeting.                         of this proxy of a Notice of
                       Annual Meeting of Stockholders, a Proxy
                                     Statement dated April 1, 1998,
                                     and the
                       Annual Report to Stockholders.
                                                    Dated:        ,
                                      1998 Signature(s)


Please sign exactly as name
appears on this card.  When
signing as attorney, executor,
administrator, trustee, guardian,
corporate officer, or general
partner, please give your full
title.  If shares are held
jointly, each holder may sign but
only one signature is required.